                                                                  Exhibit 10.21







                               ASSET EXCHANGE AGREEMENT

                                     Dated as of

                                   November 6, 1996

                                       Between

                              CS WIRELESS SYSTEMS, INC.,

                               PEOPLE'S CHOICE TV CORP.

                                         AND

                       PEOPLE'S CHOICE TV OF KANSAS CITY, INC.

                                  TABLE OF CONTENTS

                                                                           PAGE

1.  Assets Exchanged..........................................................1

    (a)  Transfer of Salt Lake Assets.........................................1
    (b)  Transfer of KC Assets................................................2
    (c)  Manner of Exchange...................................................2

2.  Tax Effects of Asset Exchange.............................................4

3.  Limited Assumption of Liabilities.........................................4

4.  Reimbursement of FCC Fees and Construction Expenses.......................4

5.  Closing...................................................................4

6.  Representations and Warranties of PCTV KC.................................5

    (a)  Organization, Power and Authority of PCTV KC.........................5
    (b)  Licenses and Permits of PCTV KC......................................5
    (c)  No Conflicts.........................................................6
    (d)  Litigation...........................................................7
    (e)  Taxes................................................................7
    (f)  Liabilities..........................................................7
    (g)  No Competition.......................................................7

7.  Representations and Warranties of CS Wireless.............................8

    (a)  Organization, Power and Authority of CS Wireless.....................8
    (b)  Licenses and Permits of CS Wireless..................................8
    (c)  No Conflicts........................................................10
    (d)  Litigation..........................................................10
    (e)  Taxes...............................................................10
    (f)  Liabilities.........................................................11
    (g)  No Competition......................................................11

8.  Covenants of PCTV KC.....................................................11

9.  Covenants of CS Wireless.................................................12

10. Conditions Precedent to the Obligations of PCTV KC.......................14

11. Conditions Precedent to the Obligations of CS Wireless...................15

12. Non-Competition..........................................................16

13. Indemnification..........................................................18

14. Termination..............................................................18

15. Further Assurances; Survival.............................................19

16. Notices..................................................................19

17. Governing Law............................................................20

18. Binding Effect; Assignment...............................................20

19. Scope of Agreement.......................................................20

20. Amendment................................................................20

21. Counterparts.............................................................20

22. Section Headings.........................................................20

23. Expenses; Brokers........................................................20

24. Preparation of Documents.................................................20

25. Knowledge................................................................20

                               ASSET EXCHANGE AGREEMENT


    ASSET EXCHANGE AGREEMENT (the "Agreement"), entered into as of the 6th day of November, 1996, by and between CS WIRELESS SYSTEMS, INC., a Delaware corporation ("CS Wireless"), PEOPLE'S CHOICE TV CORP., a Delaware corporation ("PCTV"), and PEOPLE'S CHOICE TV OF KANSAS CITY, INC., a Delaware corporation that is wholly-owned by PCTV ("PCTV KC").


                                     WITNESSETH:

    WHEREAS, CS Wireless is the owner of wireless cable assets in the Salt Lake City, Utah market (the "Salt Lake Market");

    WHEREAS, PCTV KC is the owner of wireless cable assets in the Kansas City, Missouri market (the "Kansas City Market"); and

    WHEREAS, CS Wireless and PCTV KC each desires to exchange the Salt Lake Assets for the KC Assets and the parties hereto intend that such exchange qualify as a "like-kind exchange" under Section 1031 of the Internal Revenue Code of 1986 (the "Code").

    NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereby agree as follows:

    1.   ASSETS EXCHANGED.

    (a) TRANSFER OF SALT LAKE ASSETS. Upon the terms and subject to the conditions set forth in this Agreement and upon the representations and warranties made herein, at the Closing (as hereinafter defined), CS Wireless shall, or shall cause an affiliate of CS Wireless to, grant, convey, assign, transfer and deliver to PCTV, and PCTV shall acquire from CS Wireless, or an affiliate of CS Wireless, all of CS Wireless' or such affiliate's right, title and interest in and to the Salt Lake Assets, in each case free and clear of any liens, charges or encumbrances. The "Salt Lake Assets" shall mean all of the property and assets, real, personal or mixed, tangible and intangible, of every kind and description, wherever located, belonging to CS Wireless or any affiliate of CS Wireless at the close of business on the Closing Date and relating to the Salt Lake Market, including, without limitation, those assets, properties and rights more particularly described on SCHEDULE 2.1(A).

    (b) TRANSFER OF KC ASSETS. Upon the terms and subject to the conditions set forth in this Agreement and upon the representations and warranties made herein, at the Closing, PCTV shall, or shall cause an affiliate of PCTV to, grant, convey, assign, transfer and deliver to CS Wireless, and CS Wireless shall acquire from PCTV, or an affiliate of PCTV, all of PCTV's or such affiliate's right, title and interest in and to the KC Assets, in each case free and clear of any liens, charges or encumbrances. The "KC Assets" shall mean all of the property and assets, real, personal or mixed, tangible and intangible, of every kind and description, wherever located, belonging to PCTV or any affiliate of PCTV at the close of business on the Closing Date and relating to the Kansas City Market, including, without limitation, those assets, properties and rights more particularly described on SCHEDULE 2.1(B).

    (c) MANNER OF EXCHANGE. The Salt Lake Assets and the KC Assets shall be exchanged for each other (the "Asset Exchange"). The Asset Exchange shall be accomplished, in part, as follows:

         (i) At the time of Closing, CS Wireless shall assign to PCTV KC, and PCTV KC shall assume, pursuant to an Assignment substantially in the form of EXHIBIT A, all of CS Wireless' rights and obligations under its lease agreements (the "CS Wireless Channel Leases") for the wireless cable television frequencies commonly known as the A, B (excluding B1), D, E, F and G Groups for the Salt Lake City, Utah market.

         (ii) At the time of Closing, PCTV KC shall assign to CS Wireless, and CS Wireless shall assume, pursuant to an Assignment substantially in the form of EXHIBIT A, all of PCTV KC's rights and obligations under its lease agreements (the "PCTV KC Channel Leases") for the wireless cable television frequencies commonly known as the B, C, and D Groups for the Kansas City, Missouri market.

         (iii) At the time of Closing, CS Wireless agrees to enter into a lease/option agreement (the "Salt Lake Lease/Option Agreement"), on terms mutually satisfactory to PCTV KC and CS Wireless, which will provide PCTV KC a lease to the licenses to the wireless cable television frequencies commonly known as H-1, H-2, H-3 and MDS1 for the Salt Lake City, Utah market (the "CS Owned Channels") for $100 per annum and an option to purchase such frequencies for $100.

         (iv) At the time of Closing, CS Wireless agrees to enter into a lease/option agreement (the "Salt Lake BTA Agreement"), on terms mutually satisfactory to PCTV KC and CS Wireless, which will provide PCTV KC a lease to (a) the license to the wireless cable television frequency commonly known as MDS-2A for the Salt Lake City, Utah market and (b) all other rights associated with CS Wireless' ownership of the Salt Lake BTA License, in each case, as awarded to CS Wireless in the FCC's auction for the right to apply for and receive licenses in certain basic trading areas (the "BTA Auction") for $100 per annum and an option to purchase such frequencies for $100.

         (v) At the time of Closing, PCTV KC agrees to enter, or to cause one or more affiliates to enter, into a lease/option agreement (the "KC Lease/Option Agreement"), on terms mutually satisfactory to PCTV KC and CS Wireless, which will provide CS Wireless a lease to the rights to the wireless cable television frequencies commonly known as H-1, H-2, H-3, and MDS1 for the Kansas City, Missouri market (the "PCTV KC Owned Channels") for $100 per annum and an option to purchase such frequencies for $100.

         (vi) At the time of Closing, PCTV KC agrees to enter into a lease/option agreement (the "Kansas City BTA Agreement"), on terms mutually satisfactory to PCTV KC and CS Wireless, which will provide CS Wireless a lease to (a) the license to the wireless cable television frequency commonly known as MDS-2A for the Kansas City, Missouri market and (b) all other rights associated with PCTV KC's ownership of the Kansas City BTA License, in each case, as awarded to PCTV KC in the BTA Auction for $100 per annum and an option to purchase such frequencies for $100.

         (vii) If, at the time of Closing, CS Wireless, or an affiliate of CS Wireless, should own the rights to the wireless cable television frequencies commonly known as the E and F Groups for the Salt Lake City, Utah market (the "Salt Lake E/F Channels"), CS Wireless shall assign, or cause its affiliate to assign, and PCTV KC shall assume, all of CS Wireless', or its affiliate's, rights to the Salt Lake E/F Channels and PCTV KC, or an affiliate of PCTV KC, shall assign and CS Wireless shall assume, all of PCTV KC's, or its affiliate's, rights to the wireless cable frequencies commonly known as the E and F Groups for the Kansas City, Missouri market (the "KC E/F Channels"). If, at the time of Closing neither CS Wireless nor any of its affiliates own the rights to the Salt Lake E/F Channels, (i) CS Wireless shall assign to PCTV KC, and PCTV KC shall assume, pursuant to an Assignment substantially in the form of EXHIBIT A, all of CS Wireless' rights and obligations under its lease agreement for the Salt Lake E/F Channels (the "Salt Lake E/F Channel Lease") and (ii) PCTV KC shall enter into a lease agreement (the "KC E/F Channel Lease") with CS Wireless on terms identical to the Salt Lake E/F Channel Lease pursuant to which PCTV KC shall lease to CS Wireless its rights to the KC E/F Channels and (iii) each of PCTV KC and CS Wireless shall execute an option agreement (together, the "Option Agreements") (such option agreements to be on substantially identical terms) in favor of the other party granting an option to acquire the Salt Lake E/F Channels (if and when owned by CS Wireless) or the KC E/F Channels, as the case may be, and, in the case of the Option Agreement granted by PCTV KC, further providing that if at any time subsequent to the Closing, PCTV or any of its affiliates acquires the Salt Lake E/F Channels, CS Wireless shall have the option to purchase the KC E/F Channels from PCTV or such affiliate at a price equal to the price paid by PCTV or such affiliate for the Salt Lake E/F Channels. The parties recognize that if PCTV or one of its affiliates should acquire the Salt Lake E/F Channels, CS Wireless may, at its option, either (i) exercise its right under the Option Agreement granted by PCTV KC to acquire the KC E/F Channels or (ii) continue leasing the KC E/F Channels pursuant to the KC E/F Channel Lease.

    2. TAX EFFECTS OF ASSET EXCHANGE. The parties hereby acknowledge their intention that the exchange to be effected pursuant to this Agreement qualify as a "like-kind exchange" under Section 1031 of the Code.

    3. LIMITED ASSUMPTION OF LIABILITIES. (a) At the time of Closing, PCTV KC shall assume all liabilities and obligations with respect to the Salt Lake Assets accruing or arising out of events which occur after the Closing Date (the "Salt Lake Assumed Liabilities"). Notwithstanding any other provision of this Agreement to the contrary, PCTV KC is not assuming, and shall not in any way be liable or responsible for, any liabilities or obligations of with respect to the Salt Lake Assets (whether known or unknown by CS Wireless at the time of Closing) except as specifically provided in the prior sentence (the "Salt Lake Excluded Liabilities"). CS Wireless shall indemnify, defend and hold harmless PCTV KC from any and all Salt Lake Excluded Liabilities. PCTV KC shall indemnify, defend and hold harmless CS Wireless from any and all Salt Lake Assumed Liabilities.

         (b) At the time of Closing, CS Wireless shall assume all liabilities and obligations with respect to the KC Assets accruing or arising out of events which occur after the date of Closing (the "KC Assumed Liabilities"). Notwithstanding any other provision of this Agreement to the contrary, CS Wireless is not assuming, and shall not in any way be liable or responsible for, any liabilities or obligations of with respect to the KC Assets (whether known or unknown by PCTV KC at the time of Closing) except as specifically provided in the prior sentence (the "KC Excluded Liabilities"). PCTV KC shall indemnify, defend and hold harmless CS Wireless from any and all KC Excluded Liabilities. CS Wireless shall indemnify, defend and hold harmless PCTV KC from any and all KC Assumed Liabilities.

    4. REIMBURSEMENT OF FCC FEES AND CONSTRUCTION EXPENSES. On or prior to the Closing, (a) PCTV KC shall certify to CS Wireless the amounts it has paid to the FCC in connection with its being the winning bidder for the Kansas City Market in the BTA Auction and (b) CS Wireless shall certify to PCTV KC the amounts it has paid to the FCC in connection with its being the winning bidder for the Salt Lake Market in the BTA Auction. At closing, each of PCTV KC and CS Wireless shall reimburse the other party for each payment.

    5. CLOSING. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at 10:00 a.m., on the first date that all of the conditions to closing listed in Sections 10 and 11 shall have been satisfied, at the offices of PCTV KC at Two Corporate Drive, Suite 249, Shelton, CT 06484, or at such other time, date and place as the parties may agree. The effective date of the transfer of legal title to the Salt Lake Assets and the KC Assets shall be the "Closing Date".

    6. REPRESENTATIONS AND WARRANTIES OF PCTV KC. PCTV KC represents and warrants to CS Wireless that the following are true and correct:

    (a) ORGANIZATION, POWER AND AUTHORITY OF PCTV KC. PCTV KC is a corporation duly organized and legally existing in good standing under the laws of its state of incorporation and has full corporate power and authority (i) to own or lease its properties and to carry on its business as it is now being conducted, (ii) to enter into this Agreement and to sell, convey, assign, transfer and deliver the KC Assets to CS Wireless as provided herein, and (iii) to carry out the other transactions and agreements contemplated hereby.

    (b)  LICENSES AND PERMITS OF PCTV KC

         (i) SCHEDULE 6(B)(I) currently sets forth all of the FCC licenses, permits, applications, and authorizations (collectively, the "PCTV KC FCC Licenses") either owned by PCTV KC, or an affiliate thereof, or relating to the channel leases (the "PCTV KC Channel Leases") that are being transferred and assigned pursuant to this Agreement, and such SCHEDULE 6(B)(I) correctly sets forth the identity of the holder of such PCTV KC FCC Licenses and the termination date, if any, of such PCTV KC FCC Licenses. Except as set forth on
SCHEDULE 6(B)(I), each PCTV KC FCC License was duly and validly issued and assigned to the holder thereof by the FCC pursuant to procedures which comply with all requirements of applicable law and there has been no occurrence of any event or the existence of any circumstances which may lead to the forfeiture, revocation, suspension, impairment, adverse modification or non-renewal of any PCTV KC FCC License. Each PCTV KC FCC License is in full force and effect and the holders of the PCTV KC FCC Licenses and PCTV KC are in substantial and material compliance therewith and there is no known conflict with the valid rights of others which could have a material adverse effect on the value and use of the PCTV KC FCC Licenses. Except as set forth on SCHEDULE 6(B)(I), no event has occurred which permits, or after notice or lapse of time or both would permit, the forfeiture, revocation, impairment, adverse modification or non-renewal of any PCTV KC FCC License, or the imposition of a monetary fine. Upon the closing of the transactions contemplated by this Agreement, CS Wireless will have the right to use all of the PCTV KC FCC Licenses in the ordinary course of business for the operation of a wireless cable television system pursuant to the terms of the various PCTV KC Channel Leases.

         (ii) Each of the holders of the PCTV KC FCC Licenses have duly filed in a timely manner all filings and reports required to be filed by the holders of the PCTV KC FCC Licenses under the Communications Act of 1934, as amended (the "Communications Act") and are in all material respects in substantial compliance with the Communications Act, including, without limitation, the rules and regulations of the FCC relating to licenses and the operation of a wireless cable television system, and each filing and report filed with respect to the PCTV KC FCC Licenses is true, correct and complete in all respects and there have been no changes in the ownership of the PCTV KC FCC Licenses since the filing of the most recent ownership report.

         (iii) SCHEDULE 6(B)(III) correctly sets forth all of the PCTV KC Channel Leases pursuant to which the PCTV KC may use the PCTV KC FCC Licenses, which PCTV KC Channel Leases will be assigned to CS Wireless pursuant to the terms of this Agreement. Each of the PCTV KC Channel Leases was duly and validly entered into by the parties thereto pursuant to procedures which comply with all requirements of applicable law and no event has occurred or circumstance exists which may lead to the revocation, suspension, termination, breach, default, adverse modification or non-renewal of any PCTV KC Channel Lease or material provision thereof. PCTV KC has the sole right to use the PCTV KC FCC License under each PCTV KC Channel Lease in the ordinary course of business for the operation of a wireless cable television system (except with respect to the rights of the ITFS license holders) and CS Wireless upon the closing of the transactions contemplated by this Agreement, will have the sole right to use the PCTV KC FCC License under each PCTV KC Channel Lease in the ordinary course of business for the operation of a wireless cable television system (except with respect to the rights of the ITFS license holder). Each PCTV KC Channel Lease is in full force and effect and the parties thereto are in compliance with the terms thereof with no known conflicts with the valid rights of others. No event has occurred which permits or after notice or lapse of time or both would permit the revocation, suspension, termination, breach, default, adverse modification or non-renewal of any PCTV-KC Channel Lease by the lessor. There are no material defaults by the lessors under the PCTV-KC Channel Leases.

         (iv) PCTV KC and the holders of the PCTV KC FCC Licenses have duly filed in a timely manner all FCC filings and other filings relating to the PCTV KC FCC Licenses or the operation of the KC Assets which are required to be filed under the Communications Act and under any federal, state and local laws and authorities.

         (v) PCTV KC represents and warrants to CS Wireless that it has no applications pending with the FCC for wireless cable frequencies relating to the Kansas City, Missouri market.

         (vi) Except as set forth on SCHEDULE 6(B)(VI), neither PCTV KC, any affiliate of PCTV KC, nor any lessor under any PCTV KC Channel Lease has agreed to accept any interference from any third party or to take any action to protect any third party's reception from interference that would diminish the protected service area of the PCTV KC FCC Licenses, as provided under FCC rules and regulations.

    (c) NO CONFLICTS. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will: (i) conflict with or violate any provision of PCTV KC's articles of incorporation or bylaws, or of any law, ordinance or regulation or any decree or order to any court or administrative or other governmental body which is either applicable to, binding upon or enforceable against PCTV KC; (ii) result in any breach of or default under any mortgage, contract, agreement, indenture, will, trust or other instrument which is either binding upon or enforceable against PCTV KC or the KC Assets; (iii) violate any legally protected right of any individual or entity or give to any individual or entity (including in each case without limitation any shareholder of PCTV KC) a right or claim against CS Wireless or the KC Assets; or (iv) impair or in any way limit any governmental or official license, approval, permit or authorization of PCTV KC.

    (d) LITIGATION. Except as set forth on SCHEDULE 6(D), there is no action, suit, arbitration, proceeding or investigation pending or, to the knowledge of PCTV or any of its subsidiaries, threatened by or before any governmental authority against PCTV KC that (a) relates to its ownership of the PCTV KC Owned Channels and the KC E/F Channels or (b) may reasonably be expected to restrain, enjoy or otherwise prevent consummation by PCTV KC of the transactions contemplated by this Agreement, including, without limitation, the sale of the KC Assets to CS Wireless pursuant hereto or permit the consummation of such sale only subject to any material condition or restriction applicable to CS Wireless. There are no judgments, orders, injunctions, decrees, stipulations or awards entered or rendered by any governmental authority against PCTV KC or any of its properties or businesses that may reasonably be expected to restrain, enjoy or otherwise prevent the sale of the KC Assets to CS Wireless pursuant to this Agreement or permit the consummation of such sale only subject to any material condition or restriction applicable to CS Wireless.

    (e) TAXES. There is not, and there will not be, any liability for federal, state or local income, sales, use, excise or other taxes, additions to tax, penalties or interest arising out of, or attributable to, or affecting the KC Assets through the close of business on the Closing Date for which CS Wireless will have any liability for payment or otherwise, or attributable to the conduct of the operations of PCTV KC at any time with regard to the KC Assets for which CS Wireless will have any liability for payment or otherwise. There does not exist, and will not exist by virtue of the transactions contemplated by this Agreement and the other agreements, documents and instruments executed pursuant thereto, any liability for taxes which may be asserted by any federal, state or local taxing authority against the KC Assets, and no lien or other encumbrance for taxes which accrued as of or prior to the Closing Date has or will attach to the KC Assets.

    (f) LIABILITIES. Except as shown on SCHEDULE 6(F), there are no liabilities or obligations of any kind (including without limitation inter-company obligations) that are secured by or otherwise relate in any way to the KC Assets.

    (g)  NO COMPETITION.  As of the Closing Date, neither PCTV nor any
Affiliate (as defined in Section 12) of PCTV either directly or indirectly, as a consultant, agent, principal, owner, sponsor, partner, shareholder, or in any representative capacity, will be engaging or participating in any video programming delivery business, or will own or have any interest in any ITFS, MDS or MMDS frequencies, within 100 miles of the municipal boundaries of Kansas City, Missouri.

    7. REPRESENTATIONS AND WARRANTIES OF CS WIRELESS. CS Wireless represents and warrants to PCTV KC that the following are true and correct:

    (a) ORGANIZATION, POWER AND AUTHORITY OF CS WIRELESS. CS Wireless is a corporation duly organized and legally existing in good standing under the laws of its state of incorporation and has full corporate power and authority (i) to own or lease its properties and to carry on its business as it is now being conducted, (ii) to enter into this Agreement and to sell, convey, assign, transfer and deliver the Salt Lake Assets to PCTV KC as provided herein, and
(iii) to
carry out the other transactions and agreements contemplated hereby.

    (b)  LICENSES AND PERMITS OF CS WIRELESS

         (i) SCHEDULE 7(B)(I) currently sets forth all of the FCC licenses, permits, applications, and authorizations (collectively, the "CS Wireless FCC Licenses") either owned by CS Wireless, or an affiliate thereof, or relating to the channel leases (the "CS Wireless Channel Leases") that are being transferred and assigned pursuant to this Agreement, and such SCHEDULE 7(B)(I) correctly sets forth the identity of the holder of such FCC Licenses and the termination date, if any, of such CS Wireless FCC Licenses. Except as set forth on SCHEDULE 7(B)(I), each CS Wireless FCC License was duly and validly issued and assigned to the holder thereof by the FCC pursuant to procedures which comply with all requirements of applicable law and there has been no occurrence of any event or the existence of any circumstances which may lead to the forfeiture, revocation, suspension, impairment, adverse modification or non-renewal of any CS Wireless FCC License. Each CS Wireless FCC License is in full force and effect and the holders of the CS Wireless FCC Licenses and CS Wireless are in substantial and material compliance therewith and there is no known conflict with the valid rights of others which could have a material adverse effect on the value and use of the CS Wireless FCC Licenses. Except as set forth on SCHEDULE 7(B)(I), no event has occurred which permits, or after notice or lapse of time or both would permit, the forfeiture, revocation, impairment, adverse modification or non-renewal of any CS Wireless FCC License, or the imposition of a monetary fine. Upon the closing of the transactions contemplated by this Agreement, PCTV KC will have the right to use all of the CS Wireless FCC Licenses in the ordinary course of business for the operation of a wireless cable television system pursuant to the terms of the various CS Wireless Channel Leases.

         (ii) Each of the holders of the CS Wireless FCC Licenses have duly filed in a timely manner all filings and reports required to be filed by the holders of the CS Wireless FCC Licenses under the Communications Act and are in all material respects in substantial compliance with the Communications Act, including, without limitation, the rules and regulations of the FCC relating to licenses and the operation of a wireless cable television system, and each filing and report filed with respect to the CS Wireless FCC Licenses is true, correct and complete in all respects and, excluding assignments to CS Wireless, there have been no changes in the ownership of the CS Wireless FCC Licenses since the filing of the most recent ownership report.

         (iii) SCHEDULE 7(B)(III) correctly sets forth all of the CS Wireless Channel Leases pursuant to which CS Wireless may use the CS Wireless FCC Licenses and which CS Wireless Channel Leases will be assigned to PCTV KC pursuant to the terms of this Agreement. Each of the CS Wireless Channel Leases was duly and validly entered into by the parties thereto pursuant to procedures which comply with all requirements of applicable law and no event has occurred or circumstance exists which may lead to the revocation, suspension, termination, breach, default, adverse modification or non-renewal of any CS Wireless Channel Lease or material provision thereof. CS Wireless has the sole right to use the CS Wireless FCC License under each CS Wireless Channel Lease in the ordinary course of business for the operation of a wireless cable television system (except with respect to the rights of the ITFS license holder) and PCTV KC, upon the closing of the transactions contemplated by this Agreement, will have the sole right to use the CS Wireless FCC License under each CS Wireless Channel Lease in the ordinary course of business for the operation of a wireless cable television system (except with respect to the rights of the ITFS license holder). Each CS Wireless Channel Lease is in full force and effect and the parties thereto are in compliance with the terms thereof with no known conflicts with the valid rights of others. No event has occurred which permits or after notice or lapse of time or both would permit the revocation, suspension, termination, breach, default, adverse modification or non-renewal of any CS Wireless Channel Lease by the lessor. There are no material defaults by the lessors under the CS Wireless Channel Leases.

         (iv) CS Wireless and the holders of the CS Wireless FCC Licenses have duly filed in a timely manner all FCC filings and other filings relating to the CS Wireless FCC Licenses or the operation of the Salt Lake Assets which are required to be filed under the Communications Act and under any federal, state and local laws and authorities.

         (v) SCHEDULE 7(B)(V) sets forth each new station application included in the Salt Lake Assets pending before the FCC. Except with respect to pending new station applications that are deemed by the FCC to be mutually exclusive with those applications listed on SCHEDULE 7(B)(V), the applications are complete, comply with the rules and regulations promulgated by the FCC, and propose facilities requesting authorizations consistent with the requirement to protect adjacent and co-channel stations from harmful interference, as defined by the rules and regulations promulgated by the FCC, or, alternatively, where harmful interference exists with adjacent and co-channel stations, no objection letters have been obtained from adjacent and co-channels licensees.

         (vi) Except as set forth on SCHEDULE 7(B)(VI), neither CS Wireless, any affiliate of CS Wireless, nor any lessor under any CS Wireless Channel Lease has agreed to accept any interference from any third party or to take any action to protect any third party's reception from interference that would diminish the protected service area of the CS Wireless FCC Licenses, as provided under FCC rules and regulations.

    (c) NO CONFLICTS. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will: (i) conflict with or violate any provision of CS Wireless's articles of incorporation or bylaws, or of any law, ordinance or regulation or any decree or order to any court or administrative or other governmental body which is either applicable to, binding upon or enforceable against CS Wireless; (ii) result in any breach of or default under any mortgage, contract, agreement, indenture, will, trust or other instrument which is either binding upon or enforceable against CS Wireless or the Salt Lake Assets; (iii) violate any legally protected right of any individual or entity or give to any individual or entity (including in each case without limitation any shareholder of CS Wireless) a right or claim against PCTV KC or the Salt Lake Assets; or (iv) impair or in any way limit any governmental or official license, approval, permit or authorization of CS Wireless.

    (d) LITIGATION. Except as set forth on SCHEDULE 7(D), there is no action, suit, arbitration, proceeding or investigation pending or, to the knowledge of CS Wireless, threatened by or before any governmental authority against CS Wireless that (a) relates to its ownership of the CS Wireless Owned Channels and the Salt Lake E/F Channels or (b) may reasonably be expected to restrain, enjoy or otherwise prevent consummation by CS Wireless of the transactions contemplated by this Agreement, including, without limitation, the sale of the Salt Lake Assets to PCTV KC pursuant hereto or permit the consummation of such sale only subject to any material condition or restriction applicable to PCTV KC. There are no judgments, orders, injunctions, decrees, stipulations or awards entered or rendered by any governmental authority against CS Wireless or any of its properties or businesses that may reasonably be expected to restrain, enjoy or otherwise prevent the sale of the Salt Lake Assets to PCTV KC pursuant to this Agreement or permit the consummation of such sale only subject to any material condition or restriction applicable to PCTV KC.

    (e) TAXES. There is not, and there will not be, any liability for federal, state or local income, sales, use, excise or other taxes, additions to tax, penalties or interest arising out of, or attributable to, or affecting the Salt Lake Assets through the close of business on the Closing Date for which PCTV KC will have any liability for payment or otherwise, or attributable to the conduct of the operations of CS Wireless at any time with regard to the Sale Lake Assets for which PCTV KC will have any liability for payment or otherwise. There does not exist, and will not exist by virtue of the transactions contemplated by this Agreement and the other agreements, documents and instruments executed pursuant thereto, any liability for taxes which may be asserted by any federal, state or local taxing authority against the Salt Lake Assets, and no lien or other encumbrance for taxes which accrued as of or prior to the Closing Date has or will attach to the Salt Lake Assets.

    (f) LIABILITIES. Except as shown on SCHEDULE 7(F), there are no liabilities or obligations of any kind (including without limitation inter-company obligations) that are secured by or otherwise relate in any way to the Salt Lake Assets.

    (g) NO COMPETITION. As of the Closing Date, neither CS Wireless nor any Affiliate (as defined in Section 12) of CS Wireless either directly or indirectly, as a consultant, agent, principal, owner, sponsor, partner, shareholder, or in any representative capacity, will be engaging or participating in any video programming delivery business, or will own or have any interest in any ITFS, MDS or MMDS frequencies, within 100 miles of the municipal boundaries of Salt Lake City and Provo, Utah; PROVIDED that the foregoing shall not be applicable to the rights of Cablemaxx, Inc. (an indirect, wholly-owned subsidiary of Heartland Wireless Communications, Inc. ("Heartland")) as the sublessor to PCTV of certain ITFS channels in Provo, Utah.

    8. COVENANTS OF PCTV KC. PCTV KC hereby covenants with CS Wireless as follows:

         (a) Between the date hereof and the Closing Date, PCTV KC shall give CS Wireless, and its agents and representatives, reasonable access, during normal business hours, to the KC Assets and all of PCTV KC's employees, books, accounts, records and documents relating to the KC Assets.

         (b) Between the date hereof and the Closing Date, PCTV KC shall give prompt written notice to CS Wireless, but in no event later than two (2) days after discovery, of any material change to the disclosure contained in the Exhibits hereto.

         (c) Between the date hereof and the Closing Date, PCTV KC shall maintain the KC Assets in the ordinary course consistent with past practices and in a manner such that the representations and warranties contained in Section 6 hereof shall be true and correct on the Closing Date. Other than to satisfy prior commitments pursuant to the KC Channel Leases or tower site leases and trade liabilities arising in the ordinary course of business, PCTV KC shall not make any expenditure or commitment to make an expenditure with respect to the KC Assets in excess of $5,000 without the prior written consent of CS Wireless, which consent shall not be unreasonably withheld, conditioned or delayed.

         (d) Between the date hereof and the Closing Date, PCTV KC shall not solicit or request from third persons any offers to purchase or acquire through any means the KC Assets, or any substantial part thereof, or participate in any discussions or negotiations related to any offers received from third persons or any plan of reorganization relating to the KC Assets, or any substantial part thereof.

         (e) PCTV KC shall cooperate with CS Wireless and take all actions necessary to promptly obtain all consents, approvals, amendments and agreements required of them in order to duly and validly carry out the transactions contemplated by this Agreement and to satisfy the conditions precedent herein including, without limitation, from the FCC and under the H-S-R Act, if required.

         (f) Between the date hereof and the third anniversary of the Closing Date, upon any request of CS Wireless during such period PCTV KC shall promptly and fully cooperate with CS Wireless, and shall cause PCTV KC's independent public accountants to so cooperate with CS Wireless at CS Wireless' expense, in connection with the preparation of financial statements and related schedules and reports required in the judgment of CS Wireless to be prepared by CS Wireless, including but not limited to CS Wireless' audited annual financial statements, unaudited quarterly financial statements and other financial and statistical information required to be filed by CS Wireless with the Securities and Exchange Commission.

         (g) From the date hereof forward, upon any request of CS Wireless, PCTV KC shall cooperate with and take such actions necessary for CS Wireless to obtain all consents to the assignment of, and all rights and benefits under, any KC Channel Lease or tower site lease, including, without limitation, cooperating in the preparation and filing with the FCC of an application for consent to the assignment or transfer of the PCTV KC Owned Channels and KC E/F Channels (if applicable) for which PCTV KC is the licensee or permittee, from PCTV KC to CS Wireless, taking all other actions necessary and appropriate to facilitate the earliest possible approval of such assignment or transfer by the FCC and allowing CS Wireless to communicate directly with the other parties to the KC Channel Leases and tower site lease to obtain such consents. During such period PCTV KC shall not take and shall refrain from taking any action that could reasonably be expected to adversely affect any such rights or benefits.

         (h) PCTV KC shall cooperate with CS Wireless and use its best efforts to resolve any material interference issues concerning the KC Assets.

         (i) PCTV KC shall use its best lawful efforts to cause the conditions in Section 11 to be satisfied.

    9. COVENANTS OF CS WIRELESS. CS Wireless hereby covenants with PCTV KC as follows:

         (a) Between the date hereof and the Closing Date, CS Wireless shall give PCTV KC and its agents and representatives reasonable access, during normal business hours, to the Salt Lake Assets and all of CS Wireless employees, books, accounts, records and documents relating to the Salt Lake Assets.

         (b) Between the date hereof and the Closing Date, CS Wireless shall give prompt written notice to PCTV, but in no event later than two (2) days after discovery, of any material change to the disclosure contained in the Exhibits hereto.

         (c) Between the date hereof and the Closing Date, CS Wireless shall maintain the Salt Lake Assets in the ordinary course consistent with past practices and in a manner such that the representations and warranties contained in Section 7 hereof shall be true and correct on the Closing Date. Other than to satisfy prior commitments pursuant to the Salt Lake Channel Leases or tower site leases and trade liabilities arising in the ordinary course of business, CS Wireless shall not make any expenditure or commitment to make an expenditure with respect to the Salt Lake Assets in excess of $5,000 without the prior written consent of PCTV KC, which consent shall not be unreasonably withheld, conditioned or delayed.

         (d) Between the date hereof and the Closing Date, CS Wireless shall not solicit or request from third persons any offers to purchase or acquire through any means any portion of the Salt Lake Assets, or any substantial part thereof, or participate in any discussions or negotiations related to any offers received from third persons or any plan of reorganization relating to the Salt Lake Assets, or any substantial part thereof.

         (e) CS Wireless shall cooperate with PCTV KC and take all actions necessary to promptly obtain all consents, approvals, amendments and agreements required of it in order to duly and validly carry out the transactions contemplated by this Agreement and to satisfy the conditions precedent herein including, without limitation, from the FCC and under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("H-S-R Act").

         (f) Between the date hereof and the third anniversary of the Closing Date, upon any request of PCTV KC during such period CS Wireless shall promptly and fully cooperate with PCTV KC, and shall cause its independent public accountants to so cooperate with PCTV KC at PCTV KC's expense, in connection with the preparation of financial statements and related schedules and reports required in the judgment of PCTV KC to be prepared by PCTV KC, including but not limited to audited annual financial statements, unaudited quarterly financial statements and other financial and statistical information required to be filed by PCTV KC with the Securities and Exchange Commission.

         (g) From the date hereof forward, upon any request of PCTV KC, CS Wireless shall cooperate with and take such actions necessary for PCTV KC to obtain all consents to the assignment of, and all rights and benefits under, any Salt Lake Channel Lease or tower site leases, including, without limitation, cooperating in the preparation and filing with the FCC of an application for consent to the assignment or transfer of the CS Owned Channels and Salt Lake E/F Channels (if applicable) for which CS Wireless is the licensee or permittee, from CS Wireless to PCTV KC, taking all other actions necessary and appropriate to facilitate the earliest possible approval of such assignment or transfer by the FCC and allowing PCTV KC to communicate directly with the other parties to the Salt Lake Channel Leases and the tower site leases to obtain such consents. During such period CS Wireless shall not take and shall refrain from taking any action (including any action that would result in the discontinuance of CS Wireless' corporate existence) that could reasonably be expected to adversely affect any such rights or benefits. CS Wireless will not make any changes, modifications or supplements to the modification applications without the prior written consent of PCTV KC, which consent shall not be unreasonably withheld.

         (h) CS Wireless shall cooperate with PCTV KC and use its best efforts to resolve any material interference issues concerning the Salt Lake Assets.

         (i) CS Wireless shall use its best lawful efforts to cause the conditions in

    Section 10 to be satisfied.

         10. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PCTV KC. All obligations of PCTV KC under this Agreement are subject to the performance, at or prior to Closing, of the following conditions, unless expressly waived in writing by PCTV KC at or prior to Closing:

         (a)  representations and warranties made by CS Wireless contained in
    Section 7 shall be true and accurate as of the date hereof and as of the date of Closing in all material respects, CS Wireless shall have complied with, and satisfied, in all material respects, all the covenants, agreements and obligations of CS Wireless contained herein, and CS Wireless shall have delivered to PCTV KC a certificate attesting to the foregoing signed by the Chairman or President or Chief Operating Officer of CS Wireless;

         (b)  [reserved];

         (c) the receipt of necessary consents or approvals of governmental entities, lenders, lessors, or other third parties relating to the transfer of the Salt Lake Assets to PCTV KC, including, but not limited to, consents related to the transfer to PCTV KC of CS Wireless' rights and obligations under the CS Owned Channels, Salt Lake City E/F Channels, CS Wireless Channel Leases, and the tower site leases to be transferred;

         (d) the receipt of estoppel certificates substantially in the form of EXHIBIT B from the lessors under each of the CS Wireless Channel Leases;

         (e) the absence of pending or threatened litigation involving the transactions contemplated by this Agreement or any injunction or other court order is in place directing that the transactions contemplated by this Agreement not be consummated;

         (f) delivery of necessary agreements, certificates and other documents necessary to effect the transfer of CS Wireless' rights and obligations with respect to the Salt Lake Assets to PCTV KC;

         (g) the Salt Lake City Lease/Option Agreement shall have been executed and delivered;

         (h) if required pursuant to Section 1, the Salt Lake City E/F Channel Lease and the related Option Agreement shall have been executed and delivered;

         (i) PCTV KC shall have received confirmation from its tax advisors that the Asset Exchange shall not be a taxable event under the Internal Revenue Code and relevant regulations and rulings;

         (j) PCTV KC shall have completed its due diligence review of the Salt Lake Assets, shall have received full cooperation of CS Wireless in the conduct of such due diligence, and shall be satisfied in its reasonable opinion that such due diligence review has not presented any material issues with respect to the Salt Lake Assets;

         (k) PCTV KC shall have received an opinion of CS Wireless' counsel, in form and substance reasonably acceptable to PCTV KC's counsel; and

         (l) PCTV or its designee shall have entered into (i) a sublease agreement with Heartland Wireless Communications, Inc. ("Heartland") for the wireless cable television frequencies owned or leased by Heartland or any of its Affiliates (as defined in Section 12(a)) with respect to the Provo, Utah market (the "Provo Market") and (ii) a lease option agreement for the Provo, Utah BTA authorization, both on terms satisfactory to PCTV.

    11. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF CS WIRELESS. All obligations of CS Wireless under this Agreement are subject to the performance, at or prior to Closing, of the following conditions, unless expressly waived in writing by CS Wireless at or prior to Closing:

         (a) representations and warranties of PCTV KC contained in Section 6 shall be true and accurate as of the date hereof and as of the date of Closing in all material respects, PCTV KC shall have complied with, and satisfied, in all material respects, all the covenants, agreements and obligations of PCTV KC contained herein, and PCTV KC shall have delivered to CS Wireless a certificate attesting to the foregoing signed by the Chairman or President or Chief Operating Officer of PCTV KC;

         (b)  [reserved];

         (c) the receipt of necessary consents or approvals of governmental entities, lenders, lessors, or other third parties relating to the transfer of the KC Assets to CS Wireless, including, but not limited to, consents related to the transfer to CS Wireless of PCTV KC's rights and obligations under the PCTV KC Owned Channels, KC E/F Channels, PCTV KC Channel Leases, and the tower site leases to be transferred;

         (d) the receipt of estoppel certificates substantially in the form of EXHIBIT B from the lessors under each of the PCTV KC Channel Leases.

         (e) the absence of pending or threatened litigation involving the transactions contemplated by this Agreement or any injunction or other court order directing that the transactions contemplated by this Agreement not be consummated;

         (f) delivery of necessary agreements, certificates and other documents necessary to effect the transfer of PCTV KC's rights and obligations with respect to the KC Assets to CS Wireless;

         (g)  the KC Lease/Option Agreement shall have been executed;

         (h) if required pursuant to Section 1, the KC/EF Channel Lease and the related Option Agreement shall have been executed and delivered;

         (i) CS Wireless shall have received confirmation from its tax advisors that the Asset Exchange shall not be a taxable event under the Internal Revenue Code and relevant regulations and rulings.

         (j) CW Wireless shall have completed its due diligence review of the KC Assets, shall have received full cooperation of PCTV KC in the conduct of such due diligence, and shall be satisfied in its reasonable opinion that such due diligence review has not presented any material issues with respect to the KC Assets; and

         (k) CS Wireless shall have received an opinion of PCTV KC's and PCTV's counsel, in form and substance reasonably acceptable to CS Wireless' counsel.

    12. NON-COMPETITION. In order to fully effectuate the purposes of this Agreement, the parties agree as follows:

    (a) If, within three (3) years from the Closing Date (the "Non-Competition Period"), CS Wireless or its Affiliates (as hereinafter defined), own or lease MMDS, MDS or ITFS channels with transmission facilities within a one hundred
(100) mile radius from the transmission facilities of the Salt Lake City and Provo Markets (in this paragraph (a), "Non-Compete Stations"), and if, pursuant to the rules, regulations or policies of the FCC, PCTV, PCTV KC or their Affiliates are required to obtain one or more No Objection Letters (as hereinafter defined) from CS Wireless or its Affiliates in connection with constructing and/or operating the Salt Lake Market or the Provo Market, as the case may be, CS Wireless or its Affiliates shall promptly provide, and shall do all things necessary and appropriate (other than paying consideration that is otherwise not due) to prevail upon its channel capacity lessors to promptly provide, such No Objection Letters upon receipt of a written request from PCTV, PCTV KC or their Affiliates. For purposes of this Section 12, the term "No Objection Letter" shall mean a letter signed by the licensee of MDS, MMDS or ITFS channels that reflects the licensee's consent, without conditions or qualifications, to the grant of a pending FCC application for a new facility or to make modifications to an existing facility, notwithstanding the potential for interference with the licensee's signal pursuant to the technical rules and regulations of the FCC. For purposes of this Section 12 and Sections 6(g), 7(g) and 15(l), an "Affiliate" of a Person (as hereinafter defined) means any other Person, directly or indirectly, controlling, controlled by or under common control with such Person. "Person" shall mean any natural person or corporation, partnership, trust or other organization or entity. In the case of CS Wireless, "Affiliate" shall specifically include, without limitation, CAI Wireless Systems, Inc. and its Affiliates and Heartland and its Affiliates.

    (b) During the Non-Competition Period, neither CS Wireless nor any Affiliate shall, directly or indirectly, as a consultant, agent, principal, owner, sponsor, partner, shareholder, or in any representative capacity, own or acquire any rights in (including, but not limited to, any lease arrangement) any ITFS, MDS or MMDS channels with transmission facilities within a fifty (50)-mile radius from the transmission facilities of the Salt Lake City Market and the Provo, Utah Market, PROVIDED that the foregoing shall not be applicable to the rights of Cablemaxx, Inc. (an indirect, wholly-owned subsidiary of Heartland), or Heartland or its other Affiliates, as the sublessor to PCTV of certain ITFS channels in Provo, Utah.

    (c) If, within the Non-Competition Period, PCTV, PCTV KC or its Affiliates own or lease MMDS, MDS or ITFS channels with transmission facilities within a one hundred (100)- mile radius from the transmission facilities of the Kansas City Market (in this paragraph (b), "Non-Compete Stations"), and if, pursuant to the rules, regulations or policies of the FCC, CS Wireless or its Affiliates are required to obtain one or more No Objection Letters from PCTV, PCTV KC or their Affiliates in connection with constructing and/or operating the Kansas City Market, PCTV, PCTV KC or their Affiliates shall promptly provide, and shall do all things necessary and appropriate (other than paying consideration that is otherwise not due) to prevail upon its channel capacity lessors to promptly provide, such No Objection Letters upon receipt of a written request from CS Wireless or its Affiliates.

    (d) During the Non-Competition Period, none of PCTV, PCTV KC, or any Affiliate shall, directly or indirectly, as a consultant, agent, principal, owner, sponsor, partner, shareholder, or in any representative capacity, own or acquire any rights in, (including, but not limited to, any lease arrangement) any ITFS, MDS or MMDS channels with transmission facilities within a fifty
(50)-mile radius from the transmission facilities of the Kansas City Market.

    13.  INDEMNIFICATION.

    (a) CS Wireless agrees that it will defend, indemnify and hold PCTV KC and its affiliates harmless in respect of the aggregate of all indemnifiable damages of PCTV KC. For this purpose, "indemnifiable damages" of PCTV KC means the aggregate of all expenses, losses, costs, deficiencies, liabilities and damages (including related counsel fees and expenses) incurred or suffered by PCTV KC as a result of or in connection with any: (i) inaccurate representation or warranty made by CS Wireless in or pursuant to this Agreement, (ii) default in the performance of any of the covenants or agreements made by CS Wireless in this Agreement; or (iii) failure of CS Wireless to pay, discharge or perform any of the Salt Lake Excluded Liabilities.

    (b) PCTV KC and PCTV jointly and severally agree to defend, indemnify and hold

CS Wireless harmless in respect of the aggregate of all indemnifiable damages of CS Wireless. For this purpose, "indemnifiable damages" of CS Wireless means the aggregate of all expenses, losses, costs, deficiencies, liabilities and damages (including related counsel fees and expenses) incurred or suffered by such parties as a result of or in connection with any: (i) inaccurate representation or warranty made by PCTV KC in or pursuant to this Agreement; (ii) default in the performance of any of the covenants or agreements made by PCTV KC in this Agreement; or (iii) failure of PCTV KC to pay, discharge or perform any of the KC Excluded Liabilities.

    14.  TERMINATION.

    (a) This Agreement may be terminated at any time prior to the Closing Date, by the mutual consent of CS Wireless and PCTV KC.

    (b) This Agreement may be terminated by the giving of written notice by either CS Wireless or PCTV KC at any time prior to the Closing Date, if (a) a court or other governmental authority of competent jurisdiction shall have issued an order or decree or taken other action permanently restraining the consummation of the transactions contemplated by this Agreement and such order, decree or other action shall have become final and nonappealable, (b) any statute, rule or regulation shall have been enacted or promulgated by any government or governmental agency which makes consummation of the transaction illegal, (c) other than due to the terminating party's breach of this Agreement, the Closing shall not have occurred on or before December 31, 1996, or (d) at any time, if the other party has breached in any material respect its obligations, covenants, agreements or the representations and warranties in this Agreement and has failed to cure such breach within ten (10) business days of the receipt of notice that a breach has occurred.

    15. FURTHER ASSURANCES; SURVIVAL. Prior to, at and after the Closing, the parties hereto will, without further consideration, execute and deliver such further documents and take such other actions as may be necessary or desirable to consummate and perfect the transactions contemplated hereby. After the Closing, CS Wireless agrees to make its records (or copies thereof) reasonably available to PCTV KC as PCTV KC may reasonably require for tax, accounting or other business purposes and PCTV KC agrees to make its records (or copies thereof) reasonably available to CS Wireless as CS Wireless may reasonably require for tax, accounting or other business purposes. Unless otherwise expressly provided herein, the representations, warranties, covenants and other agreements herein made by the parties shall survive the Closing for twelve (12) months.

    16. NOTICES. Any notice, consent, waiver, or other communication that is required or permitted hereunder shall be sufficient if it is in writing, signed by or on behalf of the party giving such notice, consent, waiver or other communication, and delivered by both facsimile and either personally or by Federal Express or similar overnight courier, postage prepaid, to the addresses set forth below, or to such other addressee or address as shall be set forth in a notice given in the same manner:

         IF TO CS WIRELESS:
         CS Wireless Systems, Inc.
         200 Chisholm Place
         Suite 200
         Plano, TX 75075
         Attention: Tom Dixon
         Facsimile:  214-423-0819

         IF TO PCTV KC OR PCTV:
         c/o People's Choice TV Corp.
         2 Corporate Drive, Suite 249
         Shelton, Connecticut  06484
         Attention: Donald E. Olander
         Facsimile:  203-929-1454

Any such notice shall be deemed to have been given upon delivery if delivered personally, or three (3) days after it has been provided to Federal Express or a similar overnight courier for delivery thereby.

    17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Connecticut, without regard to conflicts of laws rules.

    18. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives. No party, without the consent of all other parties, may assign its rights or obligations under or related to this Agreement whether voluntarily, involuntarily, by operation of law, transfer of the capital stock or assets or otherwise. Nothing herein, expressed or implied, is intended or shall be construed to confer upon or give any person, other than CS Wireless, PCTV KC and their respective heirs, legal representatives or successors and assigns any rights or remedies under or by reason of this Agreement.

    19. SCOPE OF AGREEMENT. This Agreement and the other documents and instruments referred to herein embody the entire agreement and understanding of the parties hereto in connection with the matters covered herein.

    20. AMENDMENT. No alteration, modification or change in this Agreement shall be valid unless executed in writing by all of the parties hereto.

    21. COUNTERPARTS. This Agreement may be executed in two (2) or more counterparts, but all of which together shall constitute one and the same instrument.

    22. SECTION HEADINGS. The Section headings herein have been inserted for convenience of reference only and shall in no way modify or restrict any of the terms and provisions hereof.

    23. EXPENSES; BROKERS. Except as otherwise specifically provided in this Agreement, each party will each be responsible for and pay its own respective costs and expenses, including but not limited to legal counsel, accountants and other advisors, arising out of or in connection with pursuing or consummating the transaction contemplated hereby. The parties represent to each other that neither party has engaged any broker in connection with the transactions proposed herein.

    24. PREPARATION OF DOCUMENTS. This Agreement is the joint work product of the parties hereto and, in the event of any ambiguity herein, no inference shall be drawn against a party by reason of document preparation.

    25. KNOWLEDGE. For purposes of this Agreement, when the phrase "to the best of [party's] knowledge" or any similar phrase implying a limitation of a representation on the basis of knowledge is used, it shall means facts actually known by any officer, director or controlling person of such party, or knowledge of facts that would reasonably indicate that further investigation is warranted to established that the representation is materially accurate.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                       PEOPLE'S CHOICE TV OF
                                       KANSAS CITY, INC.



                                       By: /s/ Matthew Oristano
                                          -----------------------
                                           Name: Matthew Oristano
                                           Title: Chairman


                                       PEOPLE'S CHOICE TV CORP.



                                       By: /s/ Matthew Oristano
                                          -----------------------
                                           Name: Matthew Oristano
                                           Title: Chairman


                                       CS WIRELESS SYSTEMS, INC.



                                       By: /s/ Alan Sonnenberg
                                          -----------------------
                                          Name: Alan Sonnenberg
                                          Title: Vice Chairman

    Each of CAI Wireless Systems, Inc. and Heartland Wireless Communications, Inc. is executing this Agreement for the limited purpose of confirming its agreement to be bound by the pertinent provisions of Sections 12(a) and (b) hereof.

    Executed as of November 6, 1996.


                                  CAI WIRELESS SYSTEMS, INC.



                                  By: /s/ James P. Ashman
                                     --------------------------------
                                     Name: James P. Ashman
                                     Title: CFO


                                  HEARTLAND WIRELESS
                                   COMMUNICATIONS, INC.


                                  By: /s/ John R. Bailey
                                     --------------------------------
                                     Name: John R. Bailey
                                     Title: CFO

                            LIST OF SCHEDULES AND EXHIBITS


                                      SCHEDULES

Schedule 2.1(a)          Salt Lake Assets
Schedule 2.1(b)          KC Assets
Schedule 6(b)(i)         PCTV KC FCC Licenses
Schedule 6(b)(iii)       PCTV KC Channel Leases
Schedule 6(b)(vi)        PCTV KC Interference Issues

Schedule 6(d)            PCTV KC Litigation
Schedule 6(f)            PCTV KC Liabilities
Schedule 7(b)(i)         CS Wireless FCC Licenses
Schedule 7(b)(iii)       CS Wireless Channel Leases
Schedule 7(b)(v)         CS Wireless Pending Applications
Schedule 7(b)(vi)        CS Wireless Interference Issues

Schedule 7(d)            CS Wireless Litigation
Schedule 7(f)            CS Wireless Liabilities

                                       EXHIBITS

Exhibit A                Form of Assignment of Channel Lease
Exhibit B                Form of Estoppel Certificates